Subsequent events (Tables)	6 Months Ended
Sep. 30, 2016
Summary of Consideration Paid

The following table summarizes the consideration paid for DIAM. Since the MHFG Group is currently calculating the amounts recognized at the acquisition date for each major class of acquired assets and assumed liabilities as well as the fair value at the acquisition date of the noncontrolling interest in DIAM, such information could not be included in the consolidated financial statements. There were no material acquisition-related costs that were recognized separately from the acquisitions of the assets and the assumptions of the liabilities.

At October 1, 2016
(in billions of yen)
Consideration
Equity instruments (1,038,408 common shares of MHAM)	29

Fair value of total consideration transferred	29
Fair value of equity interests in DIAM held by MHFG before the business combination	72

101